UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2014

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

38 Hans Crescent, London, England
SW1X 0LZ
(Address of Principal Executive Office)

+44.20.7190.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 30, 2014, Liberty Global plc held a special meeting of shareholders. At the special meeting, two matters were considered and acted upon: (1) an ordinary resolution to approve the Liberty Global 2014 Incentive Plan and (2) an ordinary resolution to approve the Liberty Global 2014 Nonemployee Director Incentive Plan. Resolutions 1 and 2 were adopted. The number of votes cast for, against or withheld are set forth below.

1) The 2014 Incentive Plan Resolution:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

151,911,456	128,364,168	470,906	n/a

2) The 2014 Nonemployee Director Incentive Plan Resolution:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

168,358,376	111,886,874	501,280	n/a

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: January 31, 2014

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